Exhibit 99.1

Investor Presentation November 2021

2 Safe Harbor Forward looking statements These slides (and the accompanying oral discussion ) contain “forward - looking statements” within the meaning of the federal securities laws . Statements that are not historical facts, including statements about the beliefs and expectations of US Ecology, Inc . (the “Company,” “US Ecology,” “we” or “us), are forward looking statements . Forward looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions . These statements include, among others, statements regarding our financial and operating results, strategic objectives and means to achieve those objectives, the amount and timing of capital expenditures, repurchases of its stock under approved stock repurchase plans, the amount and timing of interest expense, the likelihood of our success in expanding our business, financing plans, budgets, working capital needs and sources of liquidity . Forward looking statements are only predictions and are not guarantees of performance . These statements are based on management’s beliefs and assumptions, which in turn are based on currently available information . Important assumptions include, among others, those regarding demand for the Company’s services, expansion of service offerings geographically or through new or expanded service lines, the timing and cost of planned capital expenditures, competitive conditions, and general economic conditions . These assumptions could prove inaccurate . Forward looking statements also involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward - looking statement . Many of these factors are beyond our ability to control or predict . Such factors include developments related to the COVID - 19 pandemic, fluctuations in commodity markets related to our business, the loss or failure to renew significant contracts, competition in our markets, adverse economic conditions, our compliance with applicable laws and regulations, potential liability in connection with providing oil spill response services and waste disposal services, the effect of existing or future laws and regulations related to greenhouse gases and climate change, the effect of our failure to comply with U . S . or foreign anti - bribery laws, the effect of compliance with laws and regulations, an accident at one of our facilities, incidents arising out of the handling of dangerous substances, our failure to maintain an acceptable safety record, our ability to perform under required contracts, limitations on our available cash flow as a result of our indebtedness, liabilities arising from our participation in multi - employer pension plans, the effect of changes in the method of determining the London Interbank Offered Rate or the replacement thereto, risks associated with our international operations, the impact of changes to U . S . tariff and import and export regulations, a change in our classification as an Oil Spill Removal Organization, cyber security threats, unanticipated changes in tax rules and regulations, loss of key personnel, a deterioration in our labor relations or labor disputes, our reliance on contractors to provide emergency response services, our access to insurance, surety bonds and other financial assurances, our litigation risk not covered by insurance, the replacement of non - recurring event projects, our ability to permit and contract for timely construction of new or expanded disposal space, renewals of our operating permits or lease agreements with regulatory bodies, our access to cost - effective transportation services, lawsuits, our implementation of new technologies, fluctuations in foreign currency markets and foreign affairs, our integration of acquired businesses, our ability to pay dividends or repurchase stock, anti - takeover regulations, stock market volatility, the failure of the warrants to be in the money or their expiration worthless and risks related to our compliance with maritime regulations (including the Jones Act) . Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . You should not place undue reliance on our forward - looking statements . Although we believe that the expectations reflected in forward looking statements are reasonable, we cannot guarantee future results or performance .

3 Introduction

4 US Ecology, Inc. Ticker: ECOL – Nasdaq GS Highly Strategic Assets and Broad Geographic Reach Valuable Waste Infrastructure Anchors Vertically Integrated Business Model Highly Regulated Industry that Requires Specialized Expertise Highly Recurring Revenue Provides Resiliency Through Cycles Broad Set of Blue - Chip Customers from a Wide Range of Industries Strong Cash Flow and Opportunities to Reinvest to Drive Growth Experienced Management Team with Strong Track Record US Ecology: A Compelling Investment Opportunity

5 US Ecology Overview Leading North American environmental services company Highly regulated industry with high barriers to entry Full - service waste solutions provider managing hazardous, radioactive and other specialty waste Vertically integrated business model encompassing waste solutions and complementary field services Facility service network addresses every major industrial zone Trusted environmental solutions to meet customers’ environmental, regulatory and sustainability needs Strong growth through organic initiatives, market position and acquisitions 3B pounds of specialty waste managed at our facilities 34 permitted waste facilities supported by 88 service centers in North America Over 12.8K emergency and spill responses Over 50K customer locations managing logistics and compliance for waste 2020 Statistics:

6 Trusted Provider of Environmental Services US Ecology is a trusted partner in meeting environmental needs Waste generators rely on us to navigate complex regulations Enable our customers’ environmental and sustainability objectives Our regulatory compliance philosophy Transparent communication with regulators, customers , and the communities where we live and work “Doing the Right Thing, the Right Way” US Ecology Incident Rate is Lower than Industry Average (US/International Total Recordable Incident Rate (TRIR) (1) ) (1) Includes US Ecology U.S. and Canada locations 1.50 3.00 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2015 2016 2017 2018 2019 2020 TRIR Industry Average US Ecology 69+ Years of Safe, Compliant Operations

7 Regulatory Compliance Drives our Market 35M tons of hazardous waste generated each year (2) 8 - 10M tons of hazardous & specialty waste managed at commercial locations (3) ) 1.6B tons of hazardous materials shipped annually by all modes of transportation (4) 5% CAGR 2010 to 2019 (4) of hazmat response activity Key market drivers: Growing complexity of environmental regulations Customers’ expanding focus on environmental and sustainability Emergence of new regulations and waste issues Customer outsourcing to focus on core competencies Continued consolidation in a fragmented market Other market dynamics: High barriers to entry for permitted waste facilities and specialized response capabilities High proportion of recurring revenue provides resiliency through economic cycles Experience and track record matter (1) Environmental Business Journal market estimates for 2019 reported June 2020 including hazardous waste management and remediat ion /industrial services. (2) EPA biennial report, 2019 (3) US Ecology estimate based on EPA and industry reporting. Specialty waste includes non - hazardous material managed at RCRA manage ment sites. (4) US Department of Transportation, Pipeline & Hazardous Materials Safety Administration. CAGR = Compound Annual Growth Rate Industry Statistics: $24 billion Environmental Services Industry (1)

8 Our Pillars of Growth OUR PEOPLE Attract, develop and retain team members aligned with our culture of service excellence, our purpose and our humble, hungry and people smart virtues SERVICE EXCELLENCE Deliver unequaled service excellence and partner with our customers to support their business success and sustainability goals OUR NETWORK Leverage our network of treatment, recycling and disposal assets with complementary service offerings OPERATIONAL DISCIPLINE Disciplined focus on operational excellence, productivity and cost initiatives to maintain a low cost of operations INNOVATION Leverage and invest in technology focused on sustainable solutions, solving complex waste management and response needs of our customers Sustainable Earnings & Free Cash Flow Growth

9 Our Business Model 1. Drive growth in our recurring base of revenue across Waste Solutions and Field Services 2. Leverage our portfolio of comprehensive environmental solutions to be a trusted provider 3. Generate complementary waste infeed from Field Services for our Waste business (1) Formerly Environmental Services (2) Formerly reported as part of Environmental Services (3) Formerly Field & Industrial Services Waste Solutions (1) Energy Waste (2) Field Services (3) Customers Logistics Waste Generation Comprehensive and Trusted Solutions Response Waste Solutions

10 Building a North American Leader Acquisitions Benefits (2019) • Leadership in Emergency Response and Coast to Coast field services network • Specialty Energy Waste capabilities in key oil and gas basins in Texas (Permian and Eagle Ford) (2014) • Expanded waste infrastructure coast - to - coast • Added Midwest hazardous waste landfill • Expanded into Field Services (2010) • Expanded hazardous waste treatment and landfill capabilities into Canada and Northeast • Specialized Mercury handling capabilities Other Tuck - in Acquisitions Dynecol e VOQUA Vernon ES & H of Dallas ESI Canada Selected Acquisitions from 2010 – 2020 (In 2009, US Ecology’s operations encompassed three hazardous waste landfills and one radioactive waste landfill)

Waste Solutions Segment

Treatment, disposal, beneficial re-use and recycling of hazardous, non-hazardous, radioactive and other specialty waste

Over 42K specialty waste profiles approved into our facilities in 2020

Manage 3B pounds of specialty waste including ≈900K drums and other containers

Hazardous Waste Landfill



Radioactive Waste Landfill



Solids / Wastewater Treatment



Beneficial Re-Use



Solvent Recycling



High Value Recycling



Differentiation

- Difficult to replicate permitted facility infrastructure
- Co-located landfill and treatment
- Surge Capacity
- Disposal capabilities in every major industrial center
- Customer service
- Regulatory expertise
- Complementary field services

Macro Drivers

- Mfg. production
- Environmental regulations
- Regulatory enforcement
- Env. sustainability initiatives
- Outsourcing
- Brownfield activity

Growth Initiatives

- Growth capex expanding waste and facility infrastructure
- Permit expansion
- Waste infeed from Field Services

11 US ecology | Unequaled service. Solutions you can trust.

12 Field Services Segment Logistics and response solutions focusing on in - field service offerings Logistics Solutions - Characterization, packaging, collection and compliance solutions for specialty waste at customer sites and through our 10 - day transfer facilities Retail LTL Logistics Lab Pack Total Waste Management (“TWM”) Transportation Compliance Retail technicians covered 873K miles, with 52K stops in 2020 at approx. 25K customer locations TWM manages waste & recycling needs at over 1,800 customer locations Differentiation Coast - to - coast Field Services network of 88 service centers (39 Permitted 10 - days) Leverage Waste Solutions for internalization Manage waste into third party disposal partners Among the top providers of Retail and TWM Technology investments in A.I. retail waste identification Next generation lab pack technology platform Macro Drivers Industrial production Consumer spending Environmental regulations Env. sustainability initiatives Outsourcing Regulatory enforcement Growth Initiatives Cross - selling services across larger network Growth capex expanding capabilities across network Smarter Sorting Partnership in Retail New lab pack platform Small Quantity Generation (“SQG”) Solutions

13 Differentiation National emergency response leader Hazmat and compliance expertise Certified OPA - 90 OSRO provider (1 of 2 in U.S.) Premier provider of high hazard response 24/7 national incident response center Ability to self - respond coast to coast Cradle - to - grave capabilities through to disposal Field Services Segment (Continued) Response Solutions - Customer critical emergency and spill response, in - plant maintenance and remediation Over 12,800 ER and spill responses managed in 2020 Fleet of 20 dedicated, specialized spill response vessels to meet customers’ OPA - 90 needs Emergency Response OSRO / Standby High Haz Response Industrial Services Remediation Transportation Macro Drivers Industrial production Consumer spending Environmental regulations Env. sustainability initiatives Outsourcing Regulatory enforcement Growth Initiatives Cross - selling services across larger network Growth capex expanding capabilities across network

14 Energy Waste Segment Energy waste management and critical support services to upstream and midstream oil and gas customers in the Permian and Eagle Ford Texas basins EWDS Landfills Wastewater EWDS Services Hobbs, NM (Permitted, Not Operating) Orla Andrews (Permitted, Not Operating) Big Springs Tilden Carrizo Springs Kenedy Karnes Sutherland Springs Midland Reagan Pecos Energy Waste Capabilities E&P Waste Landfill Wastewater Treatment EWDS Services Differentiation High quality assets (3 Landfills, 6 WWT facilities, 3 Service Centers) Concentrated in most active regions in the U.S. Ability to bundle E&P landfill and services Relationship with large national operators Unique biosolids wastewater treatment capability Macro Drivers Permian & Eagle Ford rig count Oil prices Shift to larger operators Vendor consolidation Env. sustainability initiatives Growth Initiatives Capturing recovery of drilling activity Leveraging national relationships and cross - selling services 65 28 405 203 0 100 200 300 400 500 600 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Source: Baker Hughes North American Rotary Rig Count 2018 – 2021 Eagle Ford & Permian Rig Count Drilling activity has begun to recover • Stronger/stable oil price • Rig count up 50+% • U.S. activity centered in Permian and Eagle Ford • Continued steady recovery

Visit our New ESG Website!

US Ecology Sustainability Footprint Our landfills do not receive putrescible or other organic waste that contribute to the generation of greenhouse gas emissions, establishing a minimal GHG impact compared to municipal and general solid waste landfills.

ESG Recent Successes and Next Steps

Environmental sustainability has been part of our DNA for over 69 years

- 4.6 Billion Pounds Total Hazardous Waste Managed
- 68 Million Gallons Hazardous Wastewater Treated
- 562K Cans of Aerosols Recycled
- 2.7 Million Pounds Glycol Recycled



- 14K Drums & Other Containers Recycled
- 23 Million Pounds Specialty Metals Recovered



- 1.7 Million Gallons Oil Recycled

	Recent Successes	Next Steps	Targets
Environmental	• Regular investment/cycling into energy efficient equipment • Investments in sustainable recycling solutions • Launched ESG Web Portal • 39% of power usage from renewal sources • Set greenhouse gas target reduction of 30% by 2030	• Evaluate fleet electrification convergence • Improve air emissions • Greater deployment of Smarter Sorting technology • 2021 Recycling Targets: – 100K drums – 1M+ cans of aerosols	*Reach ISS QualityScore of 5 or less by the end of 2021*
Social	• Improved TRIR to 1.50 • Diversity & inclusion: – Advisory council seated – Improving demographics • Recently published: – Employee demographics – Political contribution disclosure • Local community contributions and volunteer hour programs • 47K hours of PTO utilized related to Covid	• Expand published demographics to include age and trends • TRIR target <1.55 • Decrease the number of road accident • Workforce engagement investment and culture initiatives • Enhance community outreach	*Maintain ISS QualityScore of 5*
Governance	• Diversity in Board of Directors – 33% gender diverse – Average tenure is 3.8 years – Average age is 59 years – 9 of 10 are independent • Formed Board of Directors Corporate Responsibility and Risk Committee	• Continue to evaluate composition, skills and diversity of Board • Disclosure consistent with SASB framework • Continue to enhance and expand Enterprise Risk Management Assessment process	*Maintain ISS QualityScore of 1*

17 US ecology | Unequaled service. Solutions you can trust.

18 Financial Overview

19 41% 49% 46% 50% 56% 59% 61% 65% 60% 72% 80% 82% 84% 85% 83% 81% 0% 20% 40% 60% 80% 100% $0 $200 $400 $600 $800 $1,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Revenue (Dollars in Millions) Base Large Event Transportation % Base Growth in Recurring Revenue Base (1) (1) Represents base revenue as a percent of total revenue excluding transportation. Segment Base Revenue Large Event Revenue Waste Solutions (75 - 85% Base) On - going industrial processes that regularly generate waste Waste from small cleanups with volumes of less than 1,000 tons Large site cleanups spanning a few days to multiple years with total volumes greater than 1,000 tons Field Services (85 - 95% Base) SQG (Small Quantity Generation) services including retail, LTL and Lab Pack Total waste management revenue Small roadside spills and other small ER Large ER or spill events with revenue over $1M Large industrial services or remedial projects with revenue over $1M Energy Waste (90 - 95% Base) Rig waste and wastewater Rental packages and recurring cleaning Remedial project waste Large services project work with revenue over $1M

20 Revenue and Adj. EBITDA Trends ($ in Millions) $201 $504 $566 $934 $727 $0 $200 $400 $600 $800 $1,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 Revenue 19% 122% 23% (5)% (1) Excludes revenue from divested businesses of $37M and $59M for 2014 and 2015, respectively (2) See definition and reconciliation of non - GAAP measures in slides 43 - 60 of this presentation (3) Excludes EBITDA from divested businesses of $5M and $5M for 2014 and 2015, respectively $410 $504 $478 5% 12% 21% $686 $990 $960 2021 Guidance Range $73 $113 $125 $170 $113 $0 $50 $100 $150 $200 2013 2014 2015 2016 2017 2018 2019 2020 2021 $149 $115 $127 0% $113 11% 19% $167 $158 2021 Guidance Range 14% Adj. EBITDA (2) ($ in Millions) Revenue Growth (YoY) Adj. EBITDA Growth (YoY) (7)% 11% 52% 25% (1) (1) (3) (3) Q3 - YTD Q3 - YTD

21 Strong Free Cash Flow Cash on Hand: $71.4 million Available Capacity on Revolver: $62.2 million Working Capital (excl. Cash): $121.2 million Net Leverage: (2) 4.6x (1) See definition and reconciliation of non - GAAP measures in slides 43 - 60 of this presentation (2) Defined as the ratio of Consolidated Net Funded Indebtedness (Debt plus Capital Leases less Unrestricted Cash) to Consolidated Trailing Twelve - Month EBITDA Free Cash Flow (1) ($ in Millions) $29 $48 $32 $39 $45 $41 $47 $69 $40 $0 $15 $30 $45 $60 $75 2013 2014 2015 2016 2017 2018 2019 2020 2021 2021 Guidance Range $54 $42 Adjusted Free Cash Flow has more than doubled since 2013 15% (10)% 17% 45% Adj. Free Cash Flow Growth (YoY) 18% (30)% 68% 42% Cash and Debt (as of 9/30/21) Q3 - YTD

22 Revised 2021 Business Outlook Revenue $960 – 990 million $940 - 990 million Adjusted EBITDA (1) $158 - $167 million $165 - $175 million Adjusted Free Cash Flow (1) $42 - $54 million $42 - $57 million Adjusted EPS (1) $0.22 - $0.41 $0.37 - $0.60 Capital Expenditures $75 - $80 million $85 - $90 million Current Guidance Prior Guidance 1 See definition and reconciliation of non - GAAP measures in slides 43 – 60

23 Financial Objectives Organic Revenue Growth $934M 5 – 7% Adjusted EBITDA Margin 18% 20%+ Free Cash Flow $69M $100M+ Free Cash Flow Conversion 40% 40%+ ROIC 4.4% 10% Net Debt to EBITDA Leverage 4.3x 2.0 – 2.5x Long Term Targets (5 Years) (1) (1) These long - term targets represent our goals and are not projections of future performance. These targets are forward - looking , are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and a re based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary, and those variations may be material. For discussion of som e o f the important factors that could cause these variations, please see “Risk Factors” in our Annual Report on Form 10 - K for the fiscal year ended December 31, 2020 as filed with the SEC on March 1, 2021, and in other periodic reports we file with the SEC. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieve d, and the Company undertakes no obligation to update this information. See “Forward - Looking Statements Safe Harbor” on page 2 of this presentation. 2020 Reference

Q3-21 Highlights

- Waste Solutions ("WS") segment revenue increased 7%
  - Base Business up 11% from Q3-20; up 2% sequentially from Q2-21
  - Event Business down 18% from Q3-20; up 7% sequentially from Q2-21
    - Projects delays and unfavorable service mix resulted in lower average selling price
  - Cost pressures in fuel, materials & supplies, and maintenance
  - Landfill volumes up 13%; total waste volumes up 9%
- Field Services ("FS") segment revenue increased 5%
  - Strong growth in Remediation, Small Quantity Generation and Industrial Services
  - Overcame headwinds from prior year COVID decon work and large emergence response event in Q3-20
  - Labor shortages and cost pressure creating headwinds on margin
- Energy Waste ("EW") segment continues positive momentum; five quarters of sequential EBITDA improvement
- Total Company adjusted EBITDA[1] was $45.4 million; adjusted free cash flow was $14.9 million
- Continue to see strong and improving fundamentals; expect sequential improvement in the Q4-21

[1]See definition and reconciliation of non-GAAP measures in slides 43 - 60

24 US ecology | Unequaled service. Solutions you can trust.

25 Q3 - 21 Financial Review 1 See definition and reconciliation of non - GAAP measures in slides 43 - 60 $257.2M +8% vs. prior year Revenue • Waste Solutions (“WS”) up 7% to $115.2m • Field Services (“FS”) up 5% to $131.6m • Energy Waste (“EW”) up 101% to $10.4m 24.6% vs. 27.0% prior year Gross Margin • WS Treatment and Disposal (“T&D”) margin was 40% in Q3 - 21 compared with 43% in Q3 - 20 due to lower Event Business, less favorable service mix and cost inflation • FS gross margin of 17% in Q3 - 21 compared with 20% in Q3 - 20 • EW gross margin of 14% in Q3 - 21 compared to - 42% in Q3 - 20 $47.7M vs. $51.1m prior year SG&A • Decrease due to lower incentive compensation, lower insurance costs and lower business development & integration expenses • Total SG&A as a percent of revenue declined to 19% in Q3 - 21 compared with 21% in Q3 - 20 $0.22 vs. $0.25 prior year Adj. EPS (1) • Cash EPS of $0.42 in Q3 - 21 compared with $0.46 in Q3 - 20 $45.4M vs. $45.4m prior year Adj. EBITDA (1) • WS segment contributed $43.4m in Q3 - 21 vs. $45.6m in Q3 - 20 • FS segment contributed $21.5m in Q3 - 21 vs. $24.4m in Q3 - 20 • EW segment contributed $3.5m in Q3 - 21 vs. $0.1m in Q3 - 20

26 Q3 - 21 YTD Financial Review 1 See definition and reconciliation of non - GAAP measures in slides 43 - 60 $726.6M +5% vs. prior year Revenue • Waste Solutions (“WS”) up 3% to $327.7m • Field Services (“FS”) up 9% to $374.5m • Energy Waste (“EW”) down - 18% to $24.4m 23.5% vs. 26.2% prior year Gross Margin • WS Treatment and Disposal (“T&D”) margin was 38% in YTD - 21 compared with 43% in YTD - 20 • FS gross margin of 16% in YTD - 21 compared with 17% in YTD - 20 • EW gross margin of 8% in YTD - 21 compared with 2% in YTD - 20 $150.2M vs. $153.2m prior year SG&A • Total business development & integration expenses of $2.5m in YTD - 21 compared with $7.5m in YTD - 20 • Total SG&A as a percent of revenue declined to 21% in YTD - 21 compared with 22% in YTD - 20 $0.04 vs. $0.29 prior year Adj. EPS (1) • Cash EPS of $0.65 in YTD - 21 compared with $0.93 in YTD - 20 $112.8M vs. $127.4m prior year Adj. EBITDA (1) • WS segment contributed $123.5m in YTD - 21 vs. $134.5m in YTD - 20 • FS segment contributed $55.8m in YTD - 21 vs. $57.9m in YTD - 20 • EW segment contributed $7.1m in YTD - 21 vs. $4.2m in YTD - 20

27 Capital Priorities Balance capital priorities to achieve strategic growth and financial objectives Net leverage below 3.5x by the end of 2022, longer term target 2.0 – 2.5x Prioritize organic growth initiatives that generate sustainable Free Cash Flow and high ROI Targeted acquisitions where they are strategic and yield synergies Landfill & Maintenance Capex Growth Capex Debt Repayment (<3.5x Leverage) Acquisitions that are Strategic Additional Debt Repayment Dividend / Share Repurchase

28 Appendix

29 Projected 2021 Adj EBITDA * Bridge – Total Company * See definition and reconciliation of non - GAAP measures in slides 43 - 60 $162.5 $157.0 $157.0 $158.5 $(7.5) $(5.5) $ - $ - $170.0 $ - $ - $1.5 $4.0 $162.5 2021 Guidance July 2021 Waste Solutions Field Services Energy Waste Corp Revised 2021 Guidance November 2021

30 Projected 2021 Adj EBITDA * Bridge - WS Segment * See definition and reconciliation of non - GAAP measures in slides 43 - 60 (1) Represents Event Business projects revised 2021 guidance in July that has been deferred to 2022 (2) Represents estimated event and base business softness due supply chain disruption, labor and transportation shortages (3) Performance - based reduction to incentive compensation (4) Other reduction from revised 2021 guidance in July relates to additional margin compression/cost inflation/change in mix $(4.3) $(2.8) $ - $(1.6) $181.0 $ - $ - $1.2 $ - $173.5 2021 Guidance July 2021 Event deferrals (1) Softer Event/Base business (2) Incentive compensation (3) Other (4) Revised 2021 Guidance November 2021

31 Projected 2021 Adj EBITDA * Build - FS Segment * See definition and reconciliation of non - GAAP measures in slides 43 - 60 $(1.9) $(6.3) $ - $82.5 $ - $ - $2.7 $77.0 2021 Guidance July 2021 Project deferrals (1) Sales mix and margin compression (2) Incentive Compensation (3) Revised 2021 Guidance November 2021 (1) Deferral of service - based projects to 2022 (2) Less favorable revenue mix is due to higher revenue in lower margin service lines such as remediation as well as labor constraints, and cost inflation for both materials and transportation (3) Performance - based reduction to incentive compensation

32 Projected 2021 Adj EBITDA * Build - EW Segment * See definition and reconciliation of non - GAAP measures in slides 43 - 60 $ - $8.0 $1.5 $9.5 2021 Guidance July 2021 Stonger revenue and operating leverage Revised 2021 Guidance November 2021

33 Projected 2021 Adj EBITDA * Build - Corporate * See definition and reconciliation of non - GAAP measures in slides 43 - 60 (1) Performance - based reduction to incentive compensation (2) Other adjustments to revised guidance are primarily due to lower than previously anticipated travel & entertainment and discretionary spending $(101.5) $3.8 $0.2 $(97.5) 2021 Guidance July 2021 Incentive Comp (1) Other (2) Revised 2021 Guidance November 2021

34 2020 Financial Review – Total Company $933.9M +36% vs. prior year Revenue • NRC contributed $318.6m • Waste Solutions (“WS”) down 3% to $425.4m • NRC contributed $34.7m to Energy Waste (“EW”) • Field Services (“FS”) up 104% to $473.7m • NRC contributed $283.9m to FS 26.2% vs. 30.6% prior year Gross Margin • WS Treatment and Disposal (“T&D”) margin 42% in 2020 vs. 43% in 2019 (excl. 2019 BI insurance proceeds) • FS gross margin of 17% in 2020, up from 15% in 2019 $201.1M vs. $141.1m prior year SG&A • NRC contributed $83.4m • Total business development & integration expenses of $11.6m vs. $26.2m in 2019 • 2019 included favorable $12.4m property insurance recovery $0.61 vs. $1.96 prior year Adj. EPS (1) • Intangible asset amortization of approximately $0.87 per share ($0.59 related to NRC intangibles) • Cash EPS of $1.48 in 2020 vs. $2.44 in 2019 $170.2M vs. $149.4m prior year Adj. EBITDA (1) • NRC contributed $34.9m • 2019 included $7.0 million of BI insurance proceeds 1 See definition and reconciliation of non - GAAP measures in slides 43 - 60

35 2020 Financial Review Legacy US Ecology $615.2M Vs. $615.3 prior year Revenue • WS down 3% to $425.4m • WS T&D revenue down 2% to prior year • WS transportation down 12% • Base Business down 7%; 73% of revenue • Event Business up 20%; 27% of revenue • FS up 9% to $189.8m • Growth in Small Quantity Generation, Emergency Response, TWM and Remediation service lines 30.7% vs. 31.8% prior year Gross Margin • WS T&D margin down 225 basis points to 42.3% in 2020 vs. 44.6% in 2019 on less favorable service mix • FS gross margin up 17 basis points to 14.4% vs. 14.2% in 2019 primarily on higher volumes $132.0M vs. $118.1m prior year SG&A • 2019 included $12.4m of property insurance recoveries • Business development and integration expenses of $4.3m in 2020 vs. $18.6m in 2019 • Higher employee - related, insurance and IT - related costs; lower incentive compensation and travel - related costs $135.1M vs. $140.9m prior year Adj. EBITDA (1) • WS down 5% to $174.4m • FS up 15% to $22.2m • Corp decrease of 2% to $61.4m • 2019 adjusted EBITDA includes $7.0 million of BI insurance proceeds 1 See definition and reconciliation of non - GAAP measures in slides 43 - 60

36 Q3 - 21 Financial Review Revenue Disaggregation (in thousands) Waste Solutions Field Services Energy Waste Total Waste Solutions Field Services Energy Waste Total Treatment & Disposal Revenue 92,867$ 15,940$ 6,263$ 115,070$ 88,601$ 13,861$ 2,625$ 105,087$ Service Revenue: Transportation and Logistics 22,334 6,483 2,317 31,134 18,648 11,162 1,257 31,067 Industrial Services - 29,597 730 30,327 - 28,464 705 29,169 Small Quantity Generation - 14,629 - 14,629 - 13,056 - 13,056 Total Waste Management - 9,597 - 9,597 - 9,998 - 9,998 Remediation - 16,310 - 16,310 - 6,733 - 6,733 Emergency Response - 34,532 - 34,532 - 37,993 - 37,993 Other - 4,494 1,089 5,583 - 4,448 591 5,039 Total Revenue 115,201$ 131,582$ 10,399$ 257,182$ 107,249$ 125,715$ 5,178$ 238,142$ Three Months Ended September 30, 2021 2020

37 Q3 - 21YTD Financial Review Revenue Disaggregation (in thousands) Waste Solutions Field Services Energy Waste Total Waste Solutions Field Services Energy Waste Total Treatment & Disposal Revenue 270,906$ 39,143$ 14,648$ 324,697$ 266,129$ 33,744$ 16,102$ 315,975$ Service Revenue: Transportation and Logistics 56,802 21,169 5,412 83,383 53,555 22,577 6,206 82,338 Industrial Services - 88,193 1,841 90,034 - 85,529 3,568 89,097 Small Quantity Generation - 41,311 - 41,311 - 35,292 - 35,292 Total Waste Management - 29,840 - 29,840 - 25,315 - 25,315 Remediation - 40,055 - 40,055 - 21,911 - 21,911 Emergency Response - 102,444 - 102,444 - 103,756 - 103,756 Other - 12,336 2,474 14,810 - 15,093 4,003 19,096 Total Revenue 327,708$ 374,491$ 24,375$ 726,574$ 319,684$ 343,217$ 29,879$ 692,780$ Nine Months Ended September 30, 2021 2020

38 Q3 - 21 FINANCIAL REVIEW WASTE SOLUTIONS T&D REVENUE BY INDUSTRY Percent Change Q3 '21 Q3 '20 Q3 '21 vs. Q3 '20 "Base" "Event" Chemical Manufacturing 15% 19% -20% 16% -51% Metal Manufacturing 14% 15% -3% 21% -71% General Manufacturing 14% 11% 22% 6% 270% Broker / TSDF 12% 11% 5% 5% n/m Government 8% 9% -12% 17% -20% Refining 7% 5% 42% 24% 782% Waste Management & Remediation 5% 3% 44% -30% 139% Utilities 4% 8% -57% -31% -69% Transportation 3% 3% 11% 38% -64% Mining and E&P 3% 2% 52% 52% n/m Other 15% 14% 31% 3% 826% Percent of Total % Change - Q3 '21 vs. Q3 '20

39 Q3 - 21YTD FINANCIAL REVIEW WS T&D REVENUE BY INDUSTRY Percent Change YTD-21 YTD-20 YTD-21 vs. YTD- 20 "Base" "Event" Chemical Manufacturing 17% 20% -17% 10% -41% Metal Manufacturing 16% 15% 9% 12% -4% Broker / TSDF 12% 12% -1% -2% n/m General Manufacturing 12% 11% 7% 4% 67% Government 8% 8% -1% 13% -6% Refining 6% 6% -5% -10% 96% Utilities 4% 6% -44% -19% -57% Transportation 4% 4% -17% 2% -58% Waste Management & Remediation 4% 3% 50% 6% 106% Mining and E&P 3% 2% 77% 76% n/m Other 14% 13% 17% 2% 253% Percent of Total % Change - YTD-21 vs. YTD-20

40 2020 Financial Review Revenue Disaggregation ( CONSOLIDATED ) (in thousands) Waste Solutions Field Services Energy Waste Total Waste Solutions Field Services Energy Waste Total Treatment & Disposal Revenue 354,055$ 47,781$ 18,884$ 420,720$ 359,847$ 18,523$ 6,039$ 384,409$ Service Revenue: Transportation and Logistics 71,358 34,218 7,184 112,760 80,700 40,670 2,877 124,247 Industrial Services - 118,584 4,178 122,762 - 38,861 1,200 40,061 Small Quantity Generation - 48,049 - 48,049 - 37,471 - 37,471 Total Waste Management - 35,401 - 35,401 - 33,794 - 33,794 Remediation - 30,225 - 30,225 - 13,307 - 13,307 Emergency Response - 107,508 - 107,508 - 26,839 - 26,839 Domestic Standby Services - 32,745 - 32,745 - 14,249 - 14,249 Other - 19,243 4,441 23,684 - 8,688 2,444 11,132 Total Revenue 425,413$ 473,754$ 34,687$ 933,854$ 440,547$ 232,402$ 12,560$ 685,509$ Year Ended December 31, 2020 2019

41 2020 FINANCIAL REVIEW WS T&D REVENUE BY INDUSTRY Percent Change 12 mo. 2020 12 mo. 2019 12 mo. 2020 vs. 12 mo. 2019 Chemical Manufacturing 19% 18% 2% Metal Manufacturing 16% 16% -3% Broker / TSDF 12% 13% -10% General Manufacturing 11% 11% -2% Government 8% 8% -2% Refining 6% 9% -34% Utilities 6% 3% 88% Transportation 4% 5% -15% Waste Management & Remediation 3% 2% 45% Mining and E&P 2% 2% -4% Other 13% 13% 7% Base Event Chemical Manufacturing -8% 15% Metal Manufacturing -12% 43% Broker / TSDF -10% n/m General Manufacturing -5% 135% Government -19% 6% Refining -26% -80% Utilities 14% 249% Transportation -11% -23% Waste Management & Remediation 7% 178% Mining and E&P 2% -87% Other 9% -11% Waste Solutions T&D Revenue by Industry Percent of Total Waste Solutions T&D Revenue by Industry % Change 12 mo. 2020 vs. 12 mo. 2019

42 Debt Covenant Compliance 1 Defined as the ratio of Consolidated Net Funded Indebtedness (Debt plus Capital Leases less Unrestricted Cash) to Consolidate d T railing Twelve - Month EBITDA 2 Defined as the ratio of Consolidated Trailing Twelve Month EBITDA to Consolidated Trailing Twelve - Month Interest Expense Our Credit Agreement has two financial covenants: – Consolidated Total Net Leverage Ratio 1 – Consolidated Interest Coverage Ratio 2 Current and permitted net leverage ratio effective with June 29, 2021 amendment as follows: No modification of the consolidated interest coverage r atio as a result of the second quarter 2021 amendment. Currently in compliance with substantial cushion as of September 30, 2021. 1 Defined as the ratio of Consolidated Net Funded Indebtedness (Debt plus Capital Leases less Unrestricted Cash) to Consolidate d T railing Twelve - Month EBITDA 2 Defined as the ratio of Consolidated Trailing Twelve Month EBITDA to Consolidated Trailing Twelve - Month Interest Expense (X.X to 1.0) Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22and Thereafter Permitted 5.50 5.25 5.00 5.00 4.75 4.75 4.75 4.50 Actual 4.5 4.7 4.6

43 NON - GAAP FINANCIAL MEASURES US Ecology reports adjusted EBITDA, adjusted earnings per diluted share, cash earnings per diluted share and adjusted free cash flow results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (“GAAP”) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance . Because adjusted EBITDA, adjusted earnings per diluted share, cash earnings per diluted share and adjusted free cash flow are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies . Items excluded from adjusted EBITDA, adjusted earnings per diluted share, cash earnings per diluted share and adjusted free cash flow are significant components in understanding and assessing financial performance . Adjusted EBITDA, adjusted earnings per diluted share, cash earnings per diluted share and adjusted free cash flow should not be considered in isolation or as an alternative to, or substitute for, net loss, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity . Adjusted EBITDA, adjusted earnings per diluted share, cash earnings per diluted share and adjusted free cash flow have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP .

44 NON - GAAP FINANCIAL MEASURES – DEFINITIONS (CONT.) Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income adjusted for the after - tax impact of the gain on a minority interest investment, the after - tax impact of business development and integration costs, the after - tax impact of non - cash goodwill impairment charges, and non - cash foreign currency translation gains or losses, divided by the number of diluted shares used in the per diluted share calculation . The gain on a minority interest investment excluded from the loss per diluted share calculation represents an increase in the fair value of our investment based on a recent observable transaction in the equity of the entity . Impairment charges excluded from the loss per diluted share calculation are related to the Company’s assessment of goodwill associated with its Energy Waste and international businesses in the first quarter of 2020 . Business development and integration costs excluded from the loss per diluted share calculation relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses and transaction expenses . The foreign currency translation gains or losses excluded from the loss per diluted share calculation are related to intercompany loans between our Canadian subsidiaries and the U . S . parent which have been established as part of our tax and treasury management strategy . These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period . We believe excluding the gain on minority interest investment, business development and integration costs, non - cash impairment charges, and non - cash foreign currency translation gains or losses provides meaningful information to investors regarding the operational and financial performance of the Company .

45 NON - GAAP FINANCIAL MEASURES – DEFINITIONS (CONT.) Cash Earnings Per Diluted Share The Company defines cash earnings per diluted share as adjusted earnings per diluted share (see definition above) plus amortization of intangible assets, net of tax . Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense/benefit, depreciation, amortization, share - based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss, non - cash impairment charges, business development and integration expenses and other income/expense . Adjusted Free Cash Flow The Company defines adjusted free cash flow as net cash provided by operating activities less purchases of property plant and equipment, plus business development and integration expenses, plus payments of deferred/contingent purchase consideration, plus purchases of property and equipment for the Grand View, Idaho facility rebuild, plus proceeds from sale of property and equipment .

46 FINANCIAL RESULTS: Q3 - 21 VS. Q3 - 20 (in thousands, except per share data) 2021 2020 $ Change % Change Revenue $ 257,182 $ 238,142 $ 19,040 8.0% Gross profit 63,154 64,293 (1,139) -1.8% SG&A 1 47,683 51,140 (3,457) -6.8% Operating income 1 15,471 13,153 2,318 17.6% Interest expense, net (6,659) (7,955) 1,296 -16.3% Foreign currency gain (loss) 341 (421) 762 -181.0% Other income 114 86 28 32.6% Income before income taxes 9,267 4,863 4,404 90.6% Income tax expense (benefit) 2,535 (1,456) 3,991 -274.1% Net income $ 6,732 $ 6,319 $ 413 6.5% Earnings per share: Basic $ 0.22 $ 0.20 $ 0.02 10.0% Diluted $ 0.21 $ 0.20 $ 0.01 5.0% Shares used in earnings per share calculation: Basic 31,151 31,069 Diluted 31,400 31,324 Three Months Ended September 30, 1 Includes $523 and $1,627 of business development and integration expenses for the three months ended September 30, 2021 and 2 020 , respectively.

47 ADJUSTED EBITDA: Q3 - 21 VS. Q3 - 20 (in thousands) 2021 2020 $ Change % Change Adjusted EBITDA Reconciliation Net income 6,732$ 6,319$ Income tax expense (benefit) 2,535 (1,456) Interest expense, net 6,659 7,955 Foreign currency (gain) loss (341) 421 Other income (114) (86) Depreciation and amortization of plant and equipment 17,898 18,435 Amortization of intangible assets 8,586 9,178 Share-based compensation 1,713 1,773 Accretion and non-cash adjustments of closure & post- closure obligations 1,198 1,279 Business development and integration expenses 523 1,627 Adjusted EBITDA 45,389$ 45,445$ (56)$ -0.1% Adjusted EBITDA by Operating Segment: Waste Solutions 43,439$ 45,556$ (2,117) -4.6% Field Services 21,507 24,362 (2,855) -11.7% Energy Waste 3,497 90 3,407 3785.6% Corporate (23,054) (24,563) 1,509 -6.1% Total 45,389$ 45,445$ (56)$ -0.1% Three Months Ended September 30,

48 ADJUSTED EARNINGS PER SHARE: Q3 - 21 VS. Q3 - 20 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income (loss) before income taxes Income tax benefit (expense) Net income (loss) per share Income (loss) before income taxes Income tax benefit (expense) Net income (loss) per share As reported 9,267$ (2,535)$ 6,732$ 0.21$ 4,863$ 1,456$ 6,319$ 0.20$ Adjustments: Plus: Business development and integration expenses 523 (144) 379 0.01 1,627 (447) 1,180 0.04 Foreign currency (gain) loss (341) 94 (247) - 421 (116) 305 0.01 As adjusted 9,449$ (2,585)$ 6,864$ $ 0.22 6,911$ 893$ 7,804$ $ 0.25 Plus: Amortization of intangible assets 8,586 (2,367) 6,219 0.20 9,178 (2,529) 6,649 0.21 Cash earnings per diluted share 18,035$ (4,952)$ 13,083$ $ 0.42 16,089$ (1,636)$ 14,453$ $ 0.46 Shares used in earnings per diluted share calculation 31,400 31,324 Three Months Ended September 30, 2021 2020

49 ADJUSTED FREE CASH FLOW: Q3 - 21 VS. Q3 - 20 (in thousands) 2021 2020 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities 32,967$ 23,718$ Less: Purchases of property and equipment (18,916) (9,167) Plus: Business development and integration expenses, net of tax 379 1,180 Plus: Purchases of property and equipment for the Idaho facility rebuild - 825 Plus: Proceeds from sale of property and equipment 432 291 Adjusted Free Cash Flow 14,862$ 16,847$ Three Months Ended September 30,

50 FINANCIAL RESULTS: Q3 - 21YTD VS. Q3 - 20 YTD 1 Includes $2,528 and $7,507 of business development and integration expenses for the nine months ended September 30, 2021 and 202 0, respectively. (in thousands, except per share data) 2021 2020 $ Change % Change Revenue $ 726,574 $ 692,780 $ 33,794 4.9% Gross profit 170,580 181,752 (11,172) -6.1% SG&A 1 150,220 153,211 (2,991) -2.0% Goodwill impairment charges - 300,300 (300,300) n/m Operating income (loss) 1 20,360 (271,759) 292,119 -107.5% Interest expense, net (20,874) (24,876) 4,002 -16.1% Foreign currency loss (385) (155) (230) 148.4% Other income 4,020 382 3,638 952.4% Income (loss) before income taxes 3,121 (296,408) 299,529 -101.1% Income tax expense 1,348 542 806 148.7% Net income (loss) $ 1,773 $ (296,950) $ 298,723 -100.6% Earnings (loss) per share: Basic $ 0.06 $ (9.54) $ 9.60 -100.6% Diluted $ 0.06 $ (9.54) $ 9.60 -100.6% Shares used in earnings (loss) per share calculation: Basic 31,131 31,142 Diluted 31,377 31,142 Nine Months Ended September 30,

51 ADJUSTED EBITDA: Q3 - 21 YTD VS. Q3 - 20 YTD (in thousands) 2021 2020 $ Change % Change Adjusted EBITDA Reconciliation Net income (loss) 1,773$ (296,950)$ Income tax expense 1,348 542 Interest expense, net 20,874 24,876 Foreign currency loss 385 155 Other income (4,020) (382) Goodwill impairment charges - 300,300 Depreciation and amortization of plant and equipment 54,095 54,831 Amortization of intangible assets 26,501 27,812 Share-based compensation 5,748 4,861 Accretion and non-cash adjustments of closure & post- closure obligations 3,571 3,812 Business development and integration expenses 2,528 7,507 Adjusted EBITDA 112,803$ 127,364$ (14,561)$ -11.4% Adjusted EBITDA by Operating Segment: Waste Solutions 123,528$ 134,540$ (11,012) -8.2% Field Services 55,810 57,869 (2,059) -3.6% Energy Waste 7,063 4,163 2,900 69.7% Corporate (73,598) (69,208) (4,390) 6.3% Total 112,803$ 127,364$ (14,561)$ -11.4% Nine Months Ended September 30,

52 ADJUSTED EARNINGS PER SHARE: Q3 - 21 YTD VS. Q3 - 20 YTD (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income (loss) before income taxes Income tax benefit (expense) Net income (loss) per share (Loss) income before income taxes Income tax benefit (expense) Net (loss) income per share As reported 3,121$ (1,348)$ 1,773$ 0.06$ (296,408)$ (542)$ (296,950)$ (9.54)$ Adjustments: Less: Gain on minority interest investment (3,509) 965 (2,544) (0.08) - - - - Plus: Business development and integration expenses 2,528 (695) 1,833 0.06 7,507 (2,064) 5,443 0.18 Plus: Goodwill impairment charges - - - - 300,300 - 300,300 9.64 Foreign currency loss 385 (106) 279 - 155 (43) 112 0.01 As adjusted 2,525$ (1,184)$ 1,341$ $ 0.04 11,554$ (2,649)$ 8,905$ $ 0.29 Plus: Amortization of intangible assets 26,501 (7,296) 19,205 0.61 27,812 (7,716) 20,096 0.64 Cash earnings per diluted share 29,026$ (8,480)$ 20,546$ $ 0.65 39,366$ (10,365)$ 29,001$ $ 0.93 Shares used in (loss) earnings per diluted share calculation 31,377 31,142 Nine Months Ended September 30, 2021 2020

53 ADJUSTED FREE CASH FLOW: Q3 - 21 YTD VS. Q3 - 20 YTD (in thousands) 2021 2020 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities 77,041$ 83,244$ Less: Purchases of property and equipment (45,347) (45,124) Plus: Business development and integration expenses, net of tax 1,833 5,443 Plus: Purchases of property and equipment for the Idaho facility rebuild 1,636 2,815 Plus: Payment of deferred/contingent purchase consideration 2,553 4,000 Plus: Proceeds from sale of property and equipment 2,431 1,079 Adjusted Free Cash Flow 40,147$ 51,457$ Nine Months Ended September 30,

54 FINANCIAL RESULTS: 2020 VS. 2019 1 Includes $11,621 and $26,150 of business development and integration expenses for the year ended December 31, 2020 and 2019, res pectively. (in thousands, except per share data) 2020 2019 $ Change % Change Revenue $ 933,854 $ 685,509 $ 248,345 36.2% Gross profit 245,049 209,834 35,215 16.8% SG&A 1 201,067 141,123 59,944 42.5% Goodwill and intangible asset impairment charges 404,900 - 404,900 n/m Operating (loss) income 1 (360,918) 68,711 (429,629) -625.3% Interest expense, net (32,337) (18,634) (13,703) 73.5% Foreign currency loss (1,134) (733) (401) 54.7% Other income 788 455 333 73.2% (Loss) income before income taxes (393,601) 49,799 (443,400) -890.4% Income tax (benefit) expense (4,242) 16,659 (20,901) -125.5% Net (loss) income $ (389,359) $ 33,140 $ (422,499) -1274.9% (Loss) earnings per share: Basic $ (12.51) $ 1.41 $ (13.92) -987.2% Diluted $ (12.51) $ 1.40 $ (13.91) -993.6% Shares used in (loss) earnings per share calculation: Basic 31,126 23,521 Diluted 31,126 23,749 Year Ended December 31,

55 ADJUSTED EBITDA: 2020 VS. 2019 (in thousands) 2020 2019 $ Change % Change Adjusted EBITDA Reconciliation Net (loss) income (389,359)$ 33,140$ Income tax (benefit) expense (4,242) 16,659 Interest expense, net 32,337 18,634 Foreign currency loss 1,134 733 Other income (788) (455) Property and equipment impairment charges - 25 Goodwill and intangible asset impairment charges 404,900 - Depreciation and amortization of plant and equipment 66,561 41,423 Amortization of intangible assets 37,344 15,491 Share-based compensation 6,651 5,544 Accretion and non-cash adjustments of closure & post- closure obligations 4,000 4,388 Property insurance recoveries - (12,366) Business development and integration expenses 11,621 26,150 Adjusted EBITDA 170,159$ 149,366$ 20,793$ 13.9% Adjusted EBITDA by Operating Segment: Waste Solutions 174,385$ 184,133$ (9,748) -5.3% Field Services 69,869 26,707 43,162 161.6% Energy Waste 1,157 3,626 (2,469) -68.1% Corporate (75,252) (65,100) (10,152) 15.6% Total 170,159$ 149,366$ 20,793$ 13.9% Year Ended December 31,

56 ADJUSTED EARNINGS PER SHARE: 2020 VS. 2019 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation (Loss) income before income taxes Income tax benefit (expense) Net (loss) income per share Income before income taxes Income tax benefit (expense) Net income per share As reported (393,601)$ 4,242$ (389,359)$ (12.51)$ 49,799$ (16,659)$ 33,140$ 1.40$ Adjustments: Plus: Goodwill and intangible asset impairment charges 404,900 (5,776) 399,124 12.82 - - - - Plus: Business development and integration expenses 11,621 (3,196) 8,425 0.27 26,150 (4,192) 21,958 0.92 Plus: Property and equipment impairment charges - - - - 25 - 25 - Less: Property insurance recoveries - - - - (12,366) 3,339 (9,027) (0.38) Foreign currency loss 1,134 (312) 822 0.03 733 (198) 535 0.02 As adjusted 24,054$ (5,042)$ 19,012$ $ 0.61 64,341$ (17,710)$ 46,631$ $ 1.96 Plus: Amortization of intangible assets 37,344 (10,275) 27,069 0.87 15,491 (4,184) 11,307 0.48 Cash earnings per diluted share 61,398$ (15,317)$ 46,081$ $ 1.48 79,832$ (21,894)$ 57,938$ $ 2.44 Shares used in (loss) earnings per diluted share calculation 31,126 23,749 Year Ended December 31, 2020 2019

57 ADJUSTED FREE CASH FLOW: 2020 VS. 2019 (in thousands) 2020 2019 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities 107,146$ 79,616$ Less: Purchases of property and equipment (57,399) (58,100) Plus: Business development and integration expenses, net of tax 8,425 21,958 Plus: Purchases of property and equipment for the Idaho facility rebuild 4,284 2,796 Plus: Payment of deferred/contingent purchase consideration 4,432 - Plus: Proceeds from sale of property and equipment 1,897 1,182 Adjusted Free Cash Flow 68,785$ 47,452$ Year Ended December 31,

58 2021 PROJECTED ADJUSTED EBITDA (in thousands) Low High Projected Net Income 7,413$ 13,476$ Income tax expense 4,079 7,016 Interest expense, net 27,486 27,486 Foreign currency loss (gain) 385 385 Other income (4,099) (4,099) Depreciation and amortization of plant and equipment 72,311 72,311 Amortization of intangible assets 34,947 34,947 Accretion and non-cash adjustments of closure & post-closure obligations 5,054 5,054 Business development and integration expenses 2,812 2,812 Share-based compensation 7,612 7,612 Projected Adjusted EBITDA 158,000$ 167,000$ For the Year Ending December 31, 2021

59 2021 PROJECTED EARNINGS PER DILUTED SHARE Low High Projected earnings per diluted share 0.24$ 0.43$ Adjustments: Plus: Business development and integration expenses 0.06 0.06 Less: Gain on minority interest investment (0.08) (0.08) Foreign currency loss (gain) - - Projected adjusted earnings per diluted share 0.22$ 0.41$ Plus: projected amortization of Intangible assets 0.73 0.73 Projected cash earnings per diluted share 0.95$ 1.14$ Shares used in earnings per diluted share calculation (in thousands) 31,385 31,385 For the Year Ending December 31, 2021

60 2021 PROJECTED ADJUSTED FREE CASH FLOW (in thousands) Low End of Guidance High End of Guidance Projected net cash provided by operating activities 113,255$ 120,255$ Less: Purchases of property and equipment (80,000)$ (75,000)$ Plus: Business development and integration expenses, net of tax 2,041$ 2,041$ Plus: Purchases of property and equipment for the Idaho facility rebuild 1,719$ 1,719$ Plus: Payment of deferred/contingent purchase consideration 2,553$ 2,553$ Plus: proceeds from sale of equipment 2,432$ 2,432$ Projected Adjusted Free Cash Flow 42,000$ 54,000$ Year Ended December 31, 2021